UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Schedule 14A

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

VIVEON HEALTH ACQUISITION CORP.

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(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

VIVEON HEALTH ACQUISITION CORP.
c/o Gibson, Deal & Fletcher, PC
Spalding Exchange
3953 Holcomb Bridge Road
Suite 200
Norcross, Georgia 30092

TO THE STOCKHOLDERS OF
VIVEON HEALTH ACQUISITION CORP.

As you know, Viveon Health Acquisition Corp., (the “Company,” “Viveon,” “we,” “us” or “our”) is holding an annual meeting of its stockholders (the “Annual Meeting”) on March 18, 2022 at 10:30 a.m. ET. Due to the COVID-19 pandemic, the Company will be holding the Annual Meeting virtually via teleconference using the following dial-in information:

US/CANADA Toll-Free Dial-In Number:	813-308-9980
Conference ID:	173547

On or about February 10, 2022, Viveon mailed to you a proxy statement and a proxy card, asking you to consider and vote upon the following proposals (the “Proposals”) at the Annual Meeting (the “Proxy Statement”):

•        The Extension Proposal — a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to (i) extend the date by which the Company has to consummate a business combination for three months, from March 28, 2022 (the “Original Termination Date”) to June 28, 2022 (the “Extended Date”), and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to six times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadline, for a total of up to nine months after the Original Termination Date, unless the closing of the proposed Business Combination with Suneva Medical, Inc. (“Suneva”) or any potential alternative initial business combination shall have occurred (the “Additional Extension Date”);

•        The Director Election Proposal — a proposal to re-elect the current five (5) directors to the Company’s Board;

•        The Auditor Ratification Proposal — a proposal to ratify appointment of Marcum LLP, as the Company’s independent accountants, for the fiscal year ending December 31, 2021; and

•        The Adjournment Proposal — a proposal to approve the adjournment of the Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, if a quorum is not present at the Annual Meeting, to amend the Extension Proposal, subject to Suneva’s consent, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Annual Meeting; provided that the Annual Meeting is reconvened as promptly as practical thereafter.

This supplement contains additional information that supplements the Proxy Statement. Viveon urges you to read this supplement, together with the Proxy Statement previously sent to you regarding the proposed transaction, carefully and in its entirety.

Your vote is important. Please vote your shares promptly. Please complete, date, sign and return the proxy card without delay, or submit your proxy through the internet as promptly as possible in order to ensure your representation at the Annual Meeting. If you have already submitted your proxy card and do not wish to change your vote, there is no need to submit another proxy card in response to this first supplement to the Proxy Statement.

If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on March 18, 2022: The notice of meeting, the accompany proxy statement, proxy card, annual report and this supplement are available at https://www.cstproxy.com/viveon/2022. For banks and brokers, the notice of meeting, the accompany proxy statement and this supplement are available at https://www.cstproxy.com/viveon/2022/proxy and the annual report is available at https://www.cstproxy.com/viveon/2022/ar.

SUPPLEMENT NO. 1 DATED FEBRUARY 11, 2022
TO
PROXY STATEMENT
DATED FEBRUARY 7, 2022

VIVEON HEALTH ACQUISITION CORP.
c/o Gibson, Deal & Fletcher, PC
Spalding Exchange
3953 Holcomb Bridge Road
Suite 200
Norcross, Georgia 30092

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 18, 2022

The following information supplements, and should be read in conjunction with, the definitive proxy statement of Viveon Health Acquisition Corp. (the “Company,” “Viveon,” “we,” “us” or “our”), dated February 7, 2022 (“Proxy Statement”), asking you to consider and vote upon certain proposals, including a proposal (referred to herein as the “Extension Proposal”) to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation to (i) extend the date by which the Company has to consummate a business combination for three months, from March 28, 2022 (the “Original Termination Date”) to June 28, 2022 (the “Extended Date”), and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to six times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadline, for a total of up to nine months after the Original Termination Date, unless the closing of the proposed Business Combination with Suneva Medical, Inc. (“Suneva”) or any potential alternative initial business combination shall have occurred (the “Additional Extension Date”).

Viveon is providing this supplement to (i) clarify the amount of the deposits that will be made into the trust account if the Extension Proposal is approved and the Extension Amendment is filed with the Secretary of State of the State of Delaware, and (ii) correct in the Proxy Statement the reference to a $10.34 redemption price per share and a $0.04 deposit amount per remaining public share after redemptions.

Clarification of Amount of Deposits into the Trust Account.

If the Extension Proposal is approved, Viveon will, prior to the Original Termination Date, make a deposit of $720,000 into the trust account established in connection with Viveon’s initial public offering for the aggregate benefit of public shares that are not redeemed by the public stockholders in connection with the Extension Proposal (collectively, the “Remaining Public Shares”).

After the Extended Date, for each month or portion thereof that is needed by Viveon to complete an initial business combination until December 28, 2022, Viveon shall deposit $240,000 into the trust account regardless of the number of Remaining Public Shares after redemptions.

This Supplement clarifies that after the initial deposit of $720,000 into the trust account in connection with the Extension Proposal, the Company shall deposit $240,000 into the trust account for each monthly period, or portion thereof, required to complete the initial business combination until December 28, 2022.

Correction of Redemption and Deposit Price per Share.

The Proxy Statement inaccurately reflected that the redemption price per share, taking into consideration the additional deposits into the trust account would be $10.34 and that, after the Extended Date, the Company would deposit $0.04 per Remaining Public Share after redemptions for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination between the Extended Date and the Additional Extension Date.

Since the Company cannot estimate the number of Remaining Public Shares after redemptions, there is no way to determine what these deposits represent on a per share basis or what the redemption price per share may be in the future. The redemption price per share and price per Remaining Public Share included in the Proxy Statement are not accurate and should not be relied upon. Our public stockholders may seek to redeem their public shares into their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable), subject to the limitations described in Viveon’s prospectus in connection with the initial public offering, dated December 22, 2020.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY.

Please complete, date, sign and return the proxy card that was mailed to you with the Proxy Statement without delay, or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting.

Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record. Only stockholders of record at the close of business on January 28, 2022 (the “Record Date”) may vote at the Annual Meeting or any adjournment or postponement thereof. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, your shares will not be counted for purposes of determining whether a quorum is present at, and the number of votes voted at, the Annual Meeting.

NO ACTION IN CONNECTION WITH THIS PROXY SUPPLEMENT IS REQUIRED BY ANY STOCKHOLDER WHO HAS PREVIOUSLY DELIVERED A PROXY AND WHO DOES NOT WISH TO REVOKE OR CHANGE THAT PROXY. THE RECORD DATE FOR THE SPECIAL MEETING OF STOCKHOLDERS HAS NOT CHANGED.

You may revoke a proxy at any time before it is voted at the Meeting by executing and returning a proxy card dated later than the previous one, or by submitting a written revocation to Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565, that is received by the proxy solicitor before we take the vote at the Meeting. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies.

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